UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS
SEPTEMBER 30, 2012 Annual Report to Shareholders

DWS Short Duration Fund

Contents
4 Portfolio Management Review
11 Performance Summary
15 Investment Portfolio
34 Statement of Assets and Liabilities
36 Statement of Operations
37 Statement of Changes in Net Assets
38 Financial Highlights
43 Notes to Financial Statements
59 Report of Independent Registered Public Accounting Firm
60 Information About Your Fund's Expenses
61 Tax Information
62 Investment Management Agreement Approval
67 Summary of Management Fee Evaluation by Independent Fee Consultant
71 Board Members and Officers
76 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 14 for more complete performance information.

DWS Short Duration Fund produced a total return of 4.58% for the 12 months ended September 30, 2012. The fund's benchmark, the Barclays 1-3 Year Government/Credit Index, produced a total return of 1.36% for the same period.

As the period opened, short-term rates were anchored near zero. In contrast, longer-term interest rates fluctuated in response to headlines surrounding the sovereign debt crisis in Europe. Investors also eagerly followed the stream of U.S. economic data. As 2011 drew to a close, U.S. Treasury rates inched up as investors became more comfortable that the United States was not on the verge of heading back into recession.

The positive sentiment carried through first quarter 2012, as employment data showed signs of firming and a disorderly default by Greece appeared to have been averted, preventing the larger regional debt crisis from coming to a head for the time being. However, the crisis would move front and center in the spring of 2012, with the viability of the euro increasingly called into question as borrowing costs rose for governments of larger economies such as Spain and Italy. In the United States, employment and housing, the keys to any sustainable, meaningful recovery, continued to be areas of investor focus. While housing fundamentals showed signs of strengthening, employment data took a step back following a few months of noticeable improvement. In aggregate, developments at home and abroad combined to heighten investor anxiety, leading to a flight to quality that benefited U.S. Treasuries and drove yields down.

Late in the fund's fiscal year ended September 30, 2012, the biggest news for the markets came on the U.S. housing and monetary policy fronts, while daily headlines continued to surface, reflecting the ups and downs in Europe. On housing, data seemed to confirm that prices had finally reached a bottom and were beginning to strengthen. In addition, with employment data continuing to disappoint, there was speculation that the U.S. Federal Reserve Board (the Fed) would announce further bond purchases under quantitative easing in an effort to drive mortgage rates even lower. This speculation was borne out at the Fed's mid-September 2012 meeting, at which time it was also announced that near-zero short-term rates would be maintained through at least mid-2015.

U.S. Treasury yields ended the period somewhat lower all along the yield curve, declining from already low levels. Specifically, the two-year yield went from 0.24% to 0.23%, the five-year from 0.95% to 0.62%, the 10-year from 1.92% to 1.65% and the 30-year from 2.91% to 2.82%. For the 12 months ended September 30, 2012, credit spreads — the incremental yield offered by lower-quality vs. higher-quality fixed-income instruments — narrowed as investors sought incremental yield in a low-rate environment and reacted to the prospect of extended monetary policy support for the economy.

About Spread Sectors
In addition to U.S. Treasury securities, as conditions indicate, the fund will invest in a variety of "spread sectors" as the managers seek to add return vs. the benchmark. Spread sectors are areas of the bond market that trade at a yield advantage, or spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more speculative sectors including high-yield corporate bonds and emerging-markets debt. All of these sectors are to varying degrees sensitive to investors' tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform.

Positive and Negative Contributors to Performance

The fund maintained a significant above-benchmark weighting in credit-sensitive sectors throughout the year ended September 30, 2012 at the expense of U.S. Treasuries. This positioning helped relative returns as credit spreads narrowed over the 12 months, supporting prices in these sectors.

We held a well above-benchmark position in investment-grade corporate issues throughout the year, rotating through industry sectors as relative valuation opportunities were presented. We began with a somewhat overweight position in financials, which lagged initially but outperformed significantly in the last quarter of 2011 and first quarter of 2012. We trimmed this position on strength before moving back into financials in the spring of 2012, when they reached more attractive levels on concerns over Europe. In addition to financials, our industrials exposure was a significant positive contributor within investment-grade corporates.

The fund also had significant exposure to securitized sectors, including residential mortgage-backed (MBS), commercial mortgage-backed (CMBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS). Within this group, performance was helped by the ABS and CMBS exposures, while the MBS sector lagged.

We increased exposure during the year to emerging-markets bonds, an area we viewed as attractively valued and as providing a diversification benefit to the fund. This position added to relative return, as emerging markets were the strongest performer within fixed income over the 12 months.

As part of our approach, we seek to enhance returns by employing a global tactical asset allocation ("GTAA") overlay strategy. This strategy attempts to take advantage of inefficiencies within global bond and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts. For the 12 months ended September 30, 2012, the GTAA overlay strategy was a modest negative factor in the fund's performance.

Outlook and Positioning

As of September 30, 2012, the bulk of the portfolio was allocated as follows: 21% to agency and government-backed securities, 21% to investment-grade corporate bonds, 15% to residential mortgage-backed securities (MBS), 15% to emerging-markets bonds, 12% to commercial mortgage-backed securities (CMBS), 10% to high-yield corporate bonds and leveraged loans, and 5% to asset-backed securities (ABS). At quarter-end the fund's overall duration was 1.5 years vs. 1.8 years for the Barclays 1-3 Year Government/Credit Index.

"We are currently comfortable with our overall emphasis on earning the higher yields available in credit sectors."

With the Fed having signaled that it is on hold at least through mid-2015 and also having clarified that employment will have to regain reasonable health before it begins to unwind its support, we are currently comfortable with our overall emphasis on earning the higher yields available in credit sectors. Corporate fundamentals are strong, as reflected in low leverage and significant cash on balance sheets. In addition, interest rates are low and corporate debt markets are liquid, easing refinancing. That said, we continue to expect that the timetable for resolving the debt issues in Europe will be protracted and that credit markets will be jittery along the way as they assess the risks for the global economy. Mixed economic data in the United States continues to warrant a degree of caution. As a result, we are currently maintaining our somewhat scaled-back exposure to the more credit-sensitive areas of the corporate market. We continue to maintain a strong focus on quality and liquidity as we select individual securities within each sector.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2002.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2008.

• Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

• Head of US Loan Portfolio Management, High Yield Strategies: New York.

• BA from State University of New York, Albany; MBA from Pace University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

• Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

• Over 18 years of investment industry experience.

• BA in Economics, University of Chicago; MBA, University of Chicago.

Ohn Choe, CFA, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2011.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined Deutsche Asset Management in 2005.

• BSBA, Georgetown University.

Darwei Kung, Vice President

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

• Portfolio Manager: New York.

• BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the portion of assets allocated from time to time to the fund's global tactical asset allocation overlay strategy. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Robert Wang, Head of Portfolio Management and Trading, QS Investors

Portfolio Manager of the fund. Joined the fund in 2005.

• Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

• BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi, Head of Global Tactical Asset Allocation Portfolio Management and Trading, QS Investors

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

• BA and MBA, University of Miami.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays 1-3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Sovereign debt is debt that is issued by a national government.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities with separate pools for different classes of bondholders.

Asset-backed securities (ABS) are backed by loans, credit or receivables.

Performance Summary September 30, 2012 (Unaudited)
Average Annual Total Returns as of 9/30/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	4.58%	3.09%	2.76%	3.72%
Class B	3.88%	2.31%	1.97%	2.70%
Class C	3.81%	2.32%	2.01%	2.97%
Barclays 1-3 Year Government/Credit Index†	1.36%	1.96%	3.29%	3.24%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	1.70%	2.13%	2.18%	3.43%
Class B (max 4.00% CDSC)	0.88%	1.67%	1.80%	2.70%
Class C (max 1.00% CDSC)	3.81%	2.32%	2.01%	2.97%
Barclays 1-3 Year Government/Credit Index†	1.36%	1.96%	3.29%	3.24%
No Sales Charges					Life of Institutional Class*
Class S	4.92%	3.34%	3.00%	3.91%	N/A
Institutional Class	4.91%	3.43%	N/A	N/A	3.46%
Barclays 1-3 Year Government/Credit Index†	1.36%	1.96%	3.29%	3.24%	2.79%

* Institutional Class commenced operations on August 27, 2008. The performance shown for the index is for the time period of August 31, 2008 through September 30, 2012, which is based on the performance period of the life of Institutional Class.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 0.86%, 1.71%, 1.60%, 0.70% and 0.54% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A shares prior to its inception on November 29, 2002, Class B shares prior to its inception on April 23, 2007 and for Class C shares prior to its inception on February 3, 2003 are derived from the historical performance of the Investment Class shares of DWS Short Duration Fund (which was renamed Class S shares on October 23, 2006) during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 include a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† Barclays 1-3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 9/30/12	$9.31	$9.33	$9.30	$9.34	$9.32
9/30/11	$9.17	$9.18	$9.16	$9.19	$9.18
Distribution Information: Twelve Months as of 9/30/12: Income Dividends	$.24	$.17	$.18	$.26	$.27
Return of Capital	$.03	$.03	$.03	$.03	$.03
September Income Dividend	$.0213	$.0154	$.0156	$.0231	$.0236
SEC 30-day Yield††	1.66%	.87%	.91%	1.86%	1.89%
Current Annualized Distribution Rate††	2.75%	1.98%	2.01%	2.97%	3.04%

†† The SEC yield is net investment income per share earned over the month ended September 30, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 0.86% for Class B shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.97% for Class B shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Morningstar Rankings — Short-Term Bond Funds Category as of 9/30/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	132	of	411	32
3-Year	197	of	357	55
5-Year	236	of	321	73
Class B 1-Year	185	of	411	45
3-Year	286	of	357	80
5-Year	282	of	321	87
Class C 1-Year	190	of	411	46
3-Year	281	of	357	78
5-Year	279	of	321	87
Class S 1-Year	111	of	411	27
3-Year	171	of	357	48
5-Year	212	of	321	66
10-Year	51	of	198	26
Institutional Class 1-Year	112	of	411	27
3-Year	162	of	357	45

Prior to November 17, 2004, the Fund had a different investment objective and investment strategy. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of September 30, 2012
	Principal Amount ($)	Value ($)

Corporate Bonds 34.4%
Consumer Discretionary 1.0%
Asbury Automotive Group, Inc., 7.625%, 3/15/2017	35,000	36,225
Beam, Inc., 6.375%, 6/15/2014	2,611,000	2,847,395
Cablevision Systems Corp., 7.75%, 4/15/2018	850,000	941,375
DISH DBS Corp.:
6.625%, 10/1/2014	909,000	986,265
7.125%, 2/1/2016	50,000	55,250
Hyundai Motor Manufacturing Czech sro, 144A, 4.5%, 4/15/2015	4,690,000	5,009,858
Kia Motors Corp., 144A, 3.625%, 6/14/2016	3,000,000	3,155,082
News America, Inc., 7.6%, 10/11/2015	5,000,000	5,744,405
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015	400,000	455,000
Videotron Ltd., 9.125%, 4/15/2018	15,000	16,162
		19,247,017
Consumer Staples 0.7%
ConAgra Foods, Inc., 2.1%, 3/15/2018	635,000	644,447
Constellation Brands, Inc., 7.25%, 5/15/2017 (a)	850,000	992,375
Safeway, Inc., 3.4%, 12/1/2016	3,800,000	3,978,444
Smithfield Foods, Inc., 7.75%, 7/1/2017	30,000	33,750
Wm. Wrigley Jr. Co., 144A, 3.7%, 6/30/2014	7,215,000	7,441,320
		13,090,336
Energy 2.5%
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	7,435,000	7,549,150
El Paso LLC, 7.25%, 6/1/2018	35,000	40,303
Enterprise Products Operating LLC, Series G, 5.6%, 10/15/2014	3,940,000	4,304,722
Hess Corp., 7.0%, 2/15/2014	2,100,000	2,275,386
Husky Energy, Inc., 5.9%, 6/15/2014	4,030,000	4,374,855
IPIC GMTN Ltd., 144A, 3.75%, 3/1/2017	9,000,000	9,468,000
KazMunayGaz National Co., 144A, 11.75%, 1/23/2015	8,000,000	9,651,440
Newfield Exploration Co., 7.125%, 5/15/2018	90,000	94,950
Plains Exploration & Production Co., 7.625%, 6/1/2018	35,000	37,275
Quicksilver Resources, Inc., 8.25%, 8/1/2015 (a)	600,000	571,500
Transocean, Inc.:
2.5%, 10/15/2017	2,000,000	2,011,086
4.95%, 11/15/2015	5,000,000	5,473,910
		45,852,577
Financials 21.0%
Abbey National Treasury Services PLC, 144A, 3.875%, 11/10/2014	5,950,000	6,072,570
Ally Financial, Inc., 8.3%, 2/12/2015	1,000,000	1,107,500
American International Group, Inc.:
3.8%, 3/22/2017	4,120,000	4,431,521
4.25%, 9/15/2014	4,500,000	4,752,081
American Tower Corp., 4.625%, 4/1/2015	3,530,000	3,802,876
Anglo American Capital PLC:
144A, 2.625%, 9/27/2017	3,635,000	3,647,359
144A, 9.375%, 4/8/2014	4,690,000	5,234,040
Asian Development Bank, 1.125%, 3/15/2017 (a)	7,000,000	7,163,744
Australia & New Zealand Banking Group Ltd., 144A, 1.0%, 10/6/2015 (a)	6,665,000	6,676,331
Banco Bradesco SA, 144A, 2.537%**, 5/16/2014	11,485,000	11,565,774
Banco de Credito e Inversiones, 144A, 3.0%, 9/13/2017 (a)	4,000,000	3,994,120
Banco del Estado de Chile, 2.03%, 4/2/2015	7,000,000	7,133,847
Banco do Brasil SA, 3.875%, 1/23/2017	7,000,000	7,280,000
Banco do Nordeste do Brasil SA, 144A, 3.625%, 11/9/2015	2,150,000	2,203,750
Banco Latinoamericano de Comercio Exterior SA, 144A, 3.75%, 4/4/2017	5,000,000	5,187,500
Banco Santander Brasil SA, 144A, 4.625%, 2/13/2017 (a)	3,000,000	3,090,000
Bangkok Bank PCL, 144A, 2.75%, 3/27/2018	3,000,000	3,005,763
Bank of America Corp., Series L, 1.867%**, 1/30/2014	6,000,000	6,043,014
Bank of Nova Scotia, 144A, 1.95%, 1/30/2017	10,570,000	11,074,189
Barclays Bank PLC, 144A, 2.5%, 9/21/2015 (a)	8,360,000	8,671,326
BB&T Corp., 1.147%**, 4/28/2014	5,000,000	5,030,900
BNP Paribas SA:
2.375%, 9/14/2017	2,460,000	2,470,630
3.129%**, 12/20/2014	4,647,000	4,810,686
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016	400,000	430,000
Capital One Financial Corp., 7.375%, 5/23/2014	6,460,000	7,109,779
Commonwealth Bank of Australia, 144A, 1.61%**, 3/31/2017	14,000,000	13,987,890
Daimler Finance North America LLC, 6.5%, 11/15/2013	10,000,000	10,645,080
DnB Boligkreditt AS, 144A, 2.1%, 10/14/2015	9,000,000	9,333,000
Encana Holdings Finance Corp., 5.8%, 5/1/2014	6,238,000	6,686,100
Export-Import Bank of Korea, 4.125%, 9/9/2015	6,857,000	7,383,899
Ford Motor Credit Co., LLC:
3.984%, 6/15/2016	5,500,000	5,797,022
8.0%, 12/15/2016	5,000,000	5,976,525
General Electric Capital Corp., 5.0%, 5/15/2016	7,600,000	8,372,168
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016	5,590,000	5,897,836
Hartford Financial Services Group, Inc., 4.0%, 10/15/2017	7,000,000	7,523,852
Health Care REIT, Inc., (REIT), 3.625%, 3/15/2016	3,742,000	3,949,778
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014	6,280,000	6,786,300
Hyundai Capital Services, Inc., 144A, 6.0%, 5/5/2015	7,500,000	8,253,473
Iberdrola Finance Ireland Ltd., 144A, 3.8%, 9/11/2014 (a)	3,840,000	3,909,158
ING Bank NV:
144A, 1.439%**, 3/15/2013	4,500,000	4,514,697
144A, 2.0%, 9/25/2015	4,375,000	4,381,541
KeyCorp, Series H, 6.5%, 5/14/2013	5,855,000	6,062,601
Korea Development Bank, 4.0%, 9/9/2016	3,138,000	3,409,952
Lukoil International Finance BV, 144A, 6.356%, 6/7/2017	2,581,000	2,948,586
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015 (a)	5,775,000	5,910,349
Morgan Stanley, 6.0%, 5/13/2014	3,750,000	3,974,861
Murray Street Investment Trust I, 4.647%, 3/9/2017	9,500,000	10,201,784
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016	4,265,000	4,577,019
National Australia Bank Ltd., 144A, 2.0%, 6/20/2017	8,000,000	8,216,800
Nomura Holdings, Inc., 5.0%, 3/4/2015	2,440,000	2,575,908
Petrobras International Finance Co., 6.125%, 10/6/2016	9,500,000	10,762,246
Principal Financial Group, Inc., 7.875%, 5/15/2014	9,230,000	10,262,403
Prudential Financial, Inc., 6.2%, 1/15/2015	2,770,000	3,066,202
RCI Banque SA, 144A, 4.6%, 4/12/2016	7,780,000	7,946,492
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014	4,000,000	4,250,000
SLM Corp., 3.5%**, 7/1/2014	2,170,000	2,173,884
Svensk Exportkredit AB, 2.125%, 7/13/2016	9,185,000	9,538,622
Telecom Italia Capital SA:
4.95%, 9/30/2014	2,805,000	2,896,163
6.175%, 6/18/2014	3,150,000	3,315,375
The Goldman Sachs Group, Inc., 6.0%, 5/1/2014	2,825,000	3,032,578
TNK-BP Finance SA, Series 2, 144A, 7.5%, 7/18/2016	6,000,000	6,933,000
Tyco Flow Control International Finance SA, 144A, 1.875%, 9/15/2017	1,500,000	1,500,888
UBS AG, 144A, 2.25%, 3/30/2017	6,665,000	6,936,825
Vale Overseas Ltd., 6.25%, 1/23/2017	7,000,000	8,095,248
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018	850,000	930,750
Westpac Banking Corp., 144A, 1.375%, 7/17/2015	11,475,000	11,620,732
Xstrata Finance Canada Ltd., 144A, 3.6%, 1/15/2017	9,000,000	9,413,703
		395,940,590
Health Care 0.5%
Genzyme Corp., 3.625%, 6/15/2015	4,690,000	5,064,379
HCA, Inc., 7.25%, 9/15/2020	850,000	952,000
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017	2,640,000	2,696,409
Watson Pharmaceuticals, Inc., 1.875%, 10/1/2017	1,050,000	1,061,686
		9,774,474
Industrials 1.5%
ADT Corp., 144A, 2.25%, 7/15/2017	2,560,000	2,634,865
ARAMARK Corp., 8.5%, 2/1/2015	620,000	634,731
BAA Funding Ltd., 144A, 2.5%, 6/25/2015	3,365,000	3,432,980
BAE Systems Holdings, Inc., 144A, 4.95%, 6/1/2014	4,615,000	4,852,525
Burlington Northern Santa Fe LLC, 7.0%, 2/1/2014	5,600,000	6,073,211
Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/2014	3,775,000	4,250,216
Transnet SOC Ltd., 144A, 4.5%, 2/10/2016	6,500,000	6,904,215
		28,782,743
Information Technology 0.3%
MasTec, Inc., 7.625%, 2/1/2017	45,000	46,575
Tencent Holdings Ltd., 144A, 3.375%, 3/5/2018 (a)	3,000,000	3,031,560
Xerox Corp., 5.65%, 5/15/2013	2,830,000	2,917,014
		5,995,149
Materials 2.1%
Airgas, Inc., 2.85%, 10/1/2013	5,630,000	5,739,008
Appleton Papers, Inc., 11.25%, 12/15/2015	25,000	25,000
ArcelorMittal:
4.75%, 2/25/2017 (a)	5,680,000	5,571,279
9.25%, 2/15/2015	5,000,000	5,500,000
Ball Corp., 6.75%, 9/15/2020	850,000	935,000
Crown Americas LLC, 7.625%, 5/15/2017	850,000	909,500
GEO Specialty Chemicals, Inc., 10.0%, 3/31/2015	62,080	62,080
Georgia-Pacific LLC, 144A, 8.25%, 5/1/2016	12,000,000	12,913,152
Hyundai Steel Co., 144A, 4.625%, 4/21/2016	3,500,000	3,764,600
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016	850,000	975,375
Teck Resources Ltd., 2.5%, 2/1/2018	2,770,000	2,782,083
United States Steel Corp., 7.0%, 2/1/2018 (a)	850,000	852,125
		40,029,202
Telecommunication Services 1.0%
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017	2,810,000	2,999,675
Crown Castle Towers LLC, 144A, 3.214%, 8/15/2015	5,440,000	5,661,272
Digicel Ltd., 144A, 12.0%, 4/1/2014	600,000	669,000
Frontier Communications Corp.:
6.625%, 3/15/2015	600,000	651,000
8.125%, 10/1/2018	850,000	956,250
iPCS, Inc., 2.57%**, 5/1/2013	30,000	29,850
Telefonica Emisiones SAU, 6.421%, 6/20/2016	5,000,000	5,281,250
VimpelCom Holdings BV, 144A, 6.255%, 3/1/2017	2,600,000	2,682,368
Windstream Corp., 7.0%, 3/15/2019	60,000	61,200
		18,991,865
Utilities 3.8%
Abu Dhabi National Energy Co., 144A, 6.165%, 10/25/2017	5,785,000	6,696,137
AES Corp., 8.0%, 6/1/2020	40,000	46,500
Ameren Corp., 8.875%, 5/15/2014	2,468,000	2,745,327
Baltimore Gas & Electric Co., 6.125%, 7/1/2013	6,335,000	6,594,469
Consolidated Edison Co. of New York, Inc., 5.55%, 4/1/2014	7,020,000	7,531,835
Consumers Energy Co., Series J, 6.0%, 2/15/2014	3,270,000	3,498,763
DTE Energy Co., 7.625%, 5/15/2014	3,460,000	3,828,410
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015	8,000,000	9,000,000
Duke Energy Corp., 6.3%, 2/1/2014	4,890,000	5,248,510
FirstEnergy Solutions Corp., 4.8%, 2/15/2015	4,720,000	5,074,118
Florida Power Corp., 4.8%, 3/1/2013	8,900,000	9,062,309
Korea Hydro & Nuclear Power Co., Ltd., 144A, 3.125%, 9/16/2015	5,500,000	5,750,674
Sempra Energy, 8.9%, 11/15/2013	5,000,000	5,438,035
		70,515,087
Total Corporate Bonds (Cost $621,589,525)		648,219,040

Mortgage-Backed Securities Pass-Throughs 4.0%
Federal Home Loan Mortgage Corp., 3.0%, 4/1/2027	4,572,957	4,876,094
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2027 until 6/1/2027	52,183,011	55,888,439
4.5%, 4/1/2023	3,034,825	3,273,461
5.0%, 9/1/2023	2,036,337	2,221,039
Government National Mortgage Association:
5.5%, with various maturities from 7/20/2038 until 11/20/2038	1,619,759	1,762,817
6.0%, with various maturities from 1/15/2022 until 11/20/2038	2,405,983	2,620,014
6.5%, with various maturities from 8/20/2038 until 2/20/2039	4,971,679	5,507,301
9.5%, with various maturities from 12/15/2016 until 7/15/2020	1,030	1,126
Total Mortgage-Backed Securities Pass-Throughs (Cost $74,628,525)		76,150,291

Asset-Backed 5.0%
Automobile Receivables 0.6%
AmeriCredit Automobile Receivables Trust:
"D", Series 2011-2, 4.0%, 5/8/2017	4,900,000	5,085,416
"D", Series 2011-1, 4.26%, 2/8/2017	5,500,000	5,861,014
		10,946,430
Credit Card Receivables 1.2%
Citibank Omni Master Trust:
"A17", Series 2009-A17, 144A, 4.9%, 11/15/2018	12,811,000	13,964,105
"A13", Series 2009-A13, 144A, 5.35%, 8/15/2018	7,569,000	8,240,257
		22,204,362
Home Equity Loans 2.7%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 4.541%, 4/25/2033	705,580	685,387
C-Bass CBO Resecuritization, "D2", 7.25%, 6/1/2032	1,552,938	419,293
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.361%**, 1/15/2037	6,361,723	4,922,192
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 4.408%**, 12/25/2036	3,241,942	1,981,504
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031	58,965	54,975
First Franklin Mortgage Loan Asset Backed Certificates, "A2B", Series 2005-FF12, 0.477%**, 11/25/2036	5,728,733	5,336,847
GMAC Mortgage Corp. Loan Trust, "A5", Series 2003-HE2, 4.59%, 4/25/2033	822,533	794,019
IMC Home Equity Loan Trust, "A8", Series 1998-3, 6.34%**, 8/20/2029	48,656	47,936
Merrill Lynch Mortgage Investors Trust, "A2C", Series 2005-HE2, 0.587%**, 9/25/2036	9,046,755	8,691,525
Novastar Home Equity Loan, "M3", Series 2004-3, 1.267%**, 12/25/2034	5,397,637	5,306,779
Park Place Securities, Inc., "M2", Series 2004-WHQ2, 0.847%**, 2/25/2035	10,000,000	9,675,670
PennyMac Loan Trust, "A", Series 2012-NPL1, 144A, 3.422%, 5/28/2052	8,988,884	8,988,884
Residential Funding Mortgage Securities II, Inc., "A7", Series 2001-HI4, 7.24%, 10/25/2026	3,985,866	3,787,697
		50,692,708
Manufactured Housing Receivables 0.1%
Lehman ABS Manufactured Housing Contract Trust, "A6", Series 2001-B, 6.467%, 4/15/2040	1,056,863	1,175,114
Vanderbilt Mortgage Finance, "A4", Series 2000-D, 7.715%, 7/7/2027	76,868	77,842
		1,252,956
Student Loans 0.3%
SLM Student Loan Trust, "A6", Series 2004-1, 144A, 1.201%**, 7/25/2039	5,500,000	4,823,742
Utilities 0.1%
CenterPoint Energy Transition Bond Co., LLC, "A1", Series 2009-1, 1.833%, 2/15/2016	2,758,093	2,811,219
Total Asset-Backed (Cost $93,477,781)		92,731,417

Commercial Mortgage-Backed Securities 10.9%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 1.971%**, 11/15/2015	9,256,704	9,246,086
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
"A2", Series 2005-3, 4.501%, 7/10/2043	1,722,603	1,724,230
"B", Series 2005-2, 5.292%**, 7/10/2043	5,000,000	5,281,080
"AM", Series 2006-3, 6.053%**, 7/10/2044	6,250,000	6,349,131
Bayview Commercial Asset Trust, "SIO", Series 2007-1, 144A, Interest Only, 4.06%***, 3/25/2037	42,577,960	1,995,633
Bear Stearns Commercial Mortgage Securities:
"A3", Series 2005-PWR7, 5.116%, 2/11/2041	10,623,000	11,597,618
"A4", Series 2005-PW10, 5.405%, 12/11/2040	9,000,000	10,137,384
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A2B", Series 2007-CD4, 5.205%, 12/11/2049	2,560,403	2,608,047
Credit Suisse Mortgage Capital Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040	906,406	906,617
CS First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039	9,380,000	9,955,557
"D", Series 2004-C1, 144A, 4.956%, 1/15/2037	4,000,000	4,032,100
"A4", Series 2005-C1, 5.014%, 2/15/2038	9,380,000	10,199,953
"B", Series 2005-C5, 5.1%, 8/15/2038	3,500,000	3,500,154
"A3", Series 2002-CKN2, 6.133%, 4/15/2037	143,141	143,709
"H", Series 2002-CKP1, 144A, 7.523%**, 12/15/2035	4,900,000	4,905,841
First Union National Bank Commercial Mortgage, "M", Series 2001-C4, 144A, 6.0%, 12/12/2033	3,500,000	3,503,241
GE Capital Commercial Mortgage Corp., "A4", Series 2004-C3, 5.189%, 7/10/2039	8,400,000	8,931,199
GMAC Commercial Mortgage Securities, Inc., "F", Series 2003-C1, 144A, 4.718%, 5/10/2036	4,000,000	4,043,088
Greenwich Capital Commercial Funding Corp.:
"A3", Series 2005-GG3, 4.569%, 8/10/2042	4,679,165	4,713,529
"A2", Series 2005-GG5, 5.117%, 4/10/2037	786,981	786,345
"A2", Series 2007-GG9, 5.381%, 3/10/2039	6,093,863	6,289,220
"AAB", Series 2007-GG9, 5.441%, 3/10/2039	3,580,645	3,783,604
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042	3,500,000	3,817,072
"AM", Series 2005-LDP4, 4.999%, 10/15/2042	3,287,500	3,580,554
"A4", Series 2006-CB14, 5.481%, 12/12/2044	9,380,000	10,573,399
"AM", Series 2006-CB16, 5.593%, 5/12/2045	1,500,000	1,623,513
"F", Series 2003-ML1A, 144A, 5.799%**, 3/12/2039	3,500,000	3,519,264
"A4", Series 2006-LDP7, 6.061%**, 4/15/2045	9,380,000	10,818,348
LB-UBS Commercial Mortgage Trust:
"A3", Series 2004-C2, 3.973%, 3/15/2029	506,988	517,816
"A4", Series 2005-C5, 4.954%, 9/15/2030	10,780,000	11,882,395
"AM", Series 2005-C5, 5.017%, 9/15/2040	9,380,000	10,165,566
"A3", Series 2004-C4, 5.296%**, 6/15/2029	5,860,775	5,905,621
Morgan Stanley Capital I, "A4B", Series 2005-IQ10, 5.284%, 9/15/2042	9,380,000	10,321,461
Wachovia Bank Commercial Mortgage Trust:
"A4", Series 2005-C22, 5.469%**, 12/15/2044	9,380,000	10,560,454
"A2", Series 2007-C32, 5.935%**, 6/15/2049	3,459,195	3,593,602
WF-RBS Commercial Mortgage Trust, "A1", Series 2012-C8, 0.864%, 8/15/2045	4,406,525	4,428,218
Total Commercial Mortgage-Backed Securities (Cost $202,008,117)		205,940,649

Collateralized Mortgage Obligations 6.7%
Adjustable Rate Mortgage Trust:
"9A12", Series 2004-1, 1.157%**, 1/25/2035	1,607,293	1,582,105
"5A12", Series 2004-4, 1.177%**, 3/25/2035	1,245,408	1,242,117
"7A12", Series 2004-2, 1.217%**, 2/25/2035	2,040,844	2,093,416
Banc of America Alternative Loan Trust, "1A1", Series 2003-7, 5.5%, 9/25/2033	2,505,957	2,559,354
Banc of America Funding Corp., "1A1", Series 2008-R2, 144A, 6.0%, 9/25/2037	1,955,185	1,986,887
Banc of America Mortgage Securities, Inc.:
"1A3", Series 2002-K, 2.637%**, 10/20/2032	108,929	110,918
"2A3", Series 2005-J, 2.833%**, 11/25/2035	961,177	920,746
"2A8", Series 2003-J, 2.849%**, 11/25/2033	1,588,186	1,608,896
"1A1", Series 2005-11, 5.75%, 12/25/2035	62,888	62,731
"A15", Series 2006-2, 6.0%, 7/25/2046	79,317	68,614
Bear Stearns Adjustable Rate Mortgage Trust, "5A", Series 2003-8, 4.431%**, 1/25/2034	3,231,682	3,263,631
Chase Mortgage Finance Corp., "A25", Series 2005-S2, 5.5%, 10/25/2035	1,095,449	1,111,609
Citicorp Mortgage Securities, Inc.:
"3A1", Series 2005-1, 5.25%, 2/25/2035	397,764	397,601
"1A1", Series 2005-7, 5.5%, 10/25/2035	1,764,932	1,766,921
"1A2", Series 2006-5, 6.0%, 10/25/2036	1,096,475	1,114,232
Countrywide Alternative Loan Trust, "1A1", Series 2005-J4, 0.507%**, 7/25/2035	783,397	774,368
Countrywide Home Loan Mortgage Pass Through Trust, "1A1", Series 2005-J3, 5.5%, 9/25/2035	639,054	639,350
Countrywide Home Loans, "1A7", Series 2005-6, 5.0%, 4/25/2035	472,677	476,068
Credit Suisse Mortgage Capital Certificates, "A1", Series 2011-7R, 144A, 1.466%**, 8/28/2047	8,692,619	8,556,112
CS First Boston Mortgage Securities Corp., "5A1", Series 2004-7, 5.0%, 10/25/2019	6,375,070	6,455,389
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.764%**, 2/25/2048	2,105,808	2,109,982
Federal Home Loan Mortgage Corp.:
"PT", Series 3586, 3.654%**, 2/15/2038	2,513,541	2,540,713
"PI", Series 3561, Interest Only, 5.0%, 12/15/2031	281,301	3,051
"BT", Series 2448, 6.0%, 5/15/2017	1,488	1,578
Federal National Mortgage Association:
"EI", Series 2010-41, Interest Only, 4.0%, 3/25/2024	1,356,413	46,649
"1A6", Series 2007-W8, 6.448%**, 9/25/2037	5,976,063	6,941,522
"Z", Series G92-61, 7.0%, 10/25/2022	484,121	556,910
First Horizon Mortgage Pass-Through Trust, "1A1", Series 2005-1, 5.0%, 3/25/2035	311,515	311,725
Government National Mortgage Association:
"AB", Series 2008-30, 4.2%, 2/20/2037	2,959,394	3,058,325
"NI", Series 2010-166, Interest Only, 4.5%, 4/20/2039	4,368,462	714,551
"IB", Series 2010-105, Interest Only, 4.5%, 1/16/2040	6,053,812	842,496
"PI", Series 2010-166, Interest Only, 5.0%, 4/16/2040	6,938,026	1,069,476
"IO", Series 2008-7, Interest Only, 5.5%, 3/20/2037	3,272,612	497,286
GSR Mortgage Loan Trust:
"2A2", Series 2006-AR1, 2.705%**, 1/25/2036	4,898,502	4,849,752
"3A15", Series 2005-6F, 5.5%, 7/25/2035	620,720	632,169
JPMorgan Alternative Loan Trust, "A2", Series 2006-A4, 5.95%, 9/25/2036	1,587,897	1,598,499
JPMorgan Mortgage Trust:
"1A2", Series 2005-A7, 3.043%**, 10/25/2035	3,850,272	3,866,201
"6A1", Series 2005-A6, 3.115%**, 8/25/2035	4,219,382	4,247,378
Lehman Mortgage Trust, "2A2", Series 2006-2, 5.75%, 4/25/2036	2,849,584	2,886,010
Mastr Asset Securitization Trust:
"8A4", Series 2003-4, 4.75%, 5/25/2018	876,902	895,534
"3A2", Series 2003-1, 5.0%, 2/25/2018	1,309,717	1,360,549
Morgan Stanley Mortgage Loan Trust, "5A2", Series 2006-8AR, 2.541%**, 6/25/2036	4,613,917	4,570,205
Prudential Home Mortgage Securities Co., Inc., "4B", Series 1994-A, 6.73%**, 4/28/2024	7,504	5,907
Residential Accredit Loans, Inc.:
"NB4", Series 2003-QS19, 4.75%, 10/25/2033	1,173,617	1,201,537
"A1", Series 2003-QS18, 5.0%, 9/25/2018	2,098,117	2,166,717
Residential Asset Mortgage Products, Inc.:
"A5", Series 2005-SL1, 6.5%, 5/25/2032	1,539,613	1,494,704
"A3", Series 2004-SL3, 7.5%, 12/25/2031	1,040,304	1,081,727
Vericrest Opportunity Loan Transferee:
"A1", Series 2012-NL1A, 144A, 4.213%, 3/25/2049	560,021	562,460
"A1", Series 2011-NL3A, 144A, 5.194%, 9/25/2051	1,042,482	1,043,717
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A5", Series 2005-AR5, 2.467%**, 5/25/2035	8,758,367	8,675,390
"1A1", Series 2005-AR14, 2.468%**, 12/25/2035	3,316,464	3,311,171
"1A2", Series 2005-AR12, 2.488%**, 10/25/2035	852,418	855,358
"2A3", Series 2003-S6, 4.75%, 7/25/2018	1,473,878	1,524,378
"A9", Series 2003-S9, 5.25%, 10/25/2033	2,417,415	2,536,125
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, "3A1", Series 2003-MS2, 5.0%, 3/25/2018	3,739,467	3,821,911
Wells Fargo Mortgage Backed Securities Trust:
"A1", Series 2004-3, 4.75%, 4/25/2019	5,371,816	5,455,638
"2A6", Series 2005-11, 5.5%, 11/25/2035	7,217,921	7,298,769
"A19", Series 2006-10, 6.0%, 8/25/2036	5,091,092	5,184,274
Total Collateralized Mortgage Obligations (Cost $124,612,309)		126,611,409

Government & Agency Obligations 27.9%
Other Government Related (b) 3.3%
BRFkredit AS, 144A, 2.05%, 4/15/2013	12,445,000	12,559,233
Dexia Credit Local, 144A, 2.75%, 1/10/2014	7,700,000	7,767,075
Eksportfinans ASA, 3.0%, 11/17/2014	7,500,000	7,368,750
Japan Finance Corp., 2.25%, 7/13/2016	10,000,000	10,555,180
Korea National Oil Corp., 144A, 5.375%, 7/30/2014	5,000,000	5,354,905
Network Rail Infrastructure Finance PLC, 144A, 0.875%, 1/20/2015 (a)	7,715,000	7,770,378
Qatari Diar Finance QSC, 144A, 3.5%, 7/21/2015	9,250,000	9,735,625
		61,111,146
Sovereign Bonds 2.6%
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015	9,380,000	10,103,582
Republic of Croatia, 144A, 6.25%, 4/27/2017	7,000,000	7,577,500
Republic of Indonesia:
144A, 7.25%, 4/20/2015	4,600,000	5,232,500
144A, 10.375%, 5/4/2014	6,000,000	6,817,500
Republic of Italy, 2.125%, 10/5/2012	7,500,000	7,500,000
Republic of Lithuania, 144A, 6.75%, 1/15/2015	5,000,000	5,500,000
Russian Federation, 144A, 3.25%, 4/4/2017	6,000,000	6,313,680
		49,044,762
U.S. Government Sponsored Agencies 4.0%
Federal Home Loan Bank:
0.375%, 1/29/2014 (a)	10,635,000	10,654,112
1.0%, 6/21/2017 (a)	14,220,000	14,390,979
Federal Home Loan Mortgage Corp.:
0.375%, 2/27/2014	20,000,000	20,031,786
1.0%, 8/27/2014 (a)	30,000,000	30,401,529
		75,478,406
U.S. Treasury Obligations 18.0%
U.S. Treasury Bill, 0.11%****, 3/7/2013 (c)	297,000	296,831
U.S. Treasury Notes:
0.25%, 1/31/2014	10,000,000	10,004,690
0.75%, 6/15/2014 (d)	70,000,000	70,615,230
0.875%, 12/31/2016	195,000,000	198,046,875
0.875%, 1/31/2017	35,000,000	35,535,920
1.375%, 11/30/2015	20,000,000	20,645,320
1.875%, 6/30/2015	4,040,000	4,214,225
		339,359,091
Total Government & Agency Obligations (Cost $519,446,340)		524,993,405

Loan Participations and Assignments 6.7%
Senior Loans** 4.2%
Acosta, Inc., Term Loan C, 5.75%, 3/1/2018	748,125	752,101
Alaska Communications Systems Holdings, Inc., Term Loan B, 5.5%, 10/21/2016	982,500	900,216
Arch Coal, Inc., Term Loan B, 5.75%, 5/16/2018	997,500	1,006,228
Asurion LLC, First Lien Term Loan, 5.5%, 5/24/2018	1,738,095	1,751,678
Attachmate Corp., First Lien Term Loan, 7.25%, 11/22/2017	981,250	991,372
Autoparts Holdings Ltd., First Lien Term Loan, 6.5%, 7/28/2017	990,000	986,288
Avaya, Inc.:
Term Loan B1, 3.177%, 10/24/2014	1,286,032	1,252,042
Term Loan B3, 4.927%, 10/26/2017	992,114	908,340
Bellisio Foods, Inc., Term Loan, 7.0%, 12/15/2017	473,971	457,382
Brock Holdings III, Inc., Term Loan B, 6.0%, 3/16/2017	1,365,502	1,372,760
Buffalo Gulf Coast Terminals LLC, Term Loan B, 7.5%, 10/31/2017	994,975	1,014,874
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.5%, 2/23/2017	949,150	961,162
Cenveo Corp., Term Loan B, 6.625%, 12/21/2016	407,269	407,948
Chesapeake Energy Corp., Term Loan, 8.5%, 12/1/2017	500,000	502,160
Clearwater Seafoods LP, Term Loan B, 6.75%, 6/6/2018	500,000	501,250
ClientLogic Corp., Term Loan, 7.208%, 1/30/2017	2,210,338	2,083,243
Coach America Holdings, Inc.:
First Lien Term Loan, LIBOR plus 3.0%, 4/18/2014*	793,533	162,674
Letter of Credit, LIBOR plus 5.75%, 4/21/2014*	233,493	47,866
Collective Brands Finance Inc., Term Loan, LIBOR plus 6.0%, 9/19/2019	2,000,000	2,007,510
CPG International, Inc., Term Loan, 5.75%, 9/18/2019	2,000,000	2,006,870
Crestwood Holdings LLC, Term Loan B, 9.75%, 3/26/2018	487,125	495,406
Crown Media Holdings, Inc., Term Loan B, 5.75%, 7/14/2018	452,083	454,344
Cumulus Media Holdings, Inc., Second Lien Term Loan, 7.5%, 9/16/2019	1,000,000	1,013,500
DaVita, Inc., Term Loan B2, 4.0%, 9/2/2019	1,000,000	1,003,925
DigitalGlobe, Inc., Term Loan B, 5.75%, 10/7/2018	992,500	997,155
Earthbound Holdings III, LLC, Term Loan B, 5.75%, 12/21/2016	497,470	499,493
Equipower Resources Holdings LLC, First Lien Term Loan, LIBOR plus 5.0%, 12/21/2018	497,503	504,966
Essential Power LLC, Term Loan B, 5.5%, 8/8/2019	1,000,000	1,012,500
Exopack LLC, Term Loan, 6.5%, 5/31/2017	1,234,375	1,233,610
Fairway Group Acquisition Co., Term Loan, 8.25%, 8/17/2018	1,000,000	1,010,000
First Data Corp.:
Term Loan B, 4.217%, 3/23/2018	2,014,431	1,921,677
Term Loan, 5.217%, 3/24/2017	152,818	151,080
Focus Brands, Inc.:
Term Loan B, 6.25%, 2/21/2018	459,140	465,452
Second Lien Term Loan, 10.25%, 8/21/2018	500,000	507,500
Frac Tech International LLC, Term Loan B, 6.25%, 5/6/2016	595,636	575,640
Genpact International, Inc., Term Loan B, 4.25%, 8/30/2019	500,000	502,500
Global Tel*Link Corp., Term Loan B, 6.0%, 12/14/2017	474,194	476,209
Goodman Global, Inc., Second Lien Term Loan, 9.0%, 10/30/2017	636,364	647,500
Gymboree Corp., Term Loan, 5.0%, 2/23/2018	484,209	473,314
Ineos U.S. Finance LLC, 6 Year Term Loan, 6.5%, 5/4/2018	497,500	503,408
Istar Financial, Inc., Term Loan A2, 7.0%, 6/30/2014	2,500,000	2,503,637
Kronos Worldwide, Inc., Term Loan B, 5.75%, 6/13/2018	493,750	499,922
Language Line LLC:
Term Loan B, 6.25%, 6/20/2016	1,867,983	1,859,418
Second Lien Term Loan, 10.5%, 12/20/2016	400,000	398,334
LS Power Funding Corp., Term Loan, 5.5%, 6/28/2019	498,750	504,361
Luxlas Fund LP, Term Loan B, 6.5%, 8/14/2017	1,185,003	1,184,505
MModal, Inc., Term Loan B, 6.75%, 8/15/2019	500,000	496,875
Mohegan Tribal Gaming Authority, Term Loan B, 9.0%, 3/1/2016	500,000	510,313
Monitronics International, Inc., Term Loan B, 5.5%, 3/16/2018	995,000	1,007,283
NGPL PipeCo LLC, Term Loan B, 6.75%, 9/15/2017	1,000,000	1,020,835
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/24/2019	497,500	504,030
NPC International, Inc., Term Loan B, 5.25%, 12/28/2018	497,500	503,719
Nuveen Investments, Inc., Term Loan, 5.862%, 5/12/2017	2,655,360	2,640,437
Oberthur Technologies Holding SAS, Term Loan B, 6.252%, 3/30/2019	1,500,000	1,489,687
Oceania Cruises, Inc., Term Loan B, 5.125%, 4/27/2015	2,000,000	1,940,000
Onex Carestream Finance LP, Term Loan B, 5.0%, 2/25/2017	984,561	978,407
Oriental Trading Co., Inc., Term Loan B, 7.0%, 2/10/2017	834,507	837,900
Pierre Foods, Inc., First Lien Term Loan, 7.0%, 9/30/2016	1,965,000	1,974,334
Pilot Travel Centers LLC, Term Loan B2, 4.25%, 8/7/2019	500,000	504,063
Pinnacle Foods Finance LLC, Term Loan E, 4.75%, 10/17/2018	746,250	748,116
Remy International, Inc., Term Loan B, 6.25%, 12/16/2016	479,547	481,945
Residential Capital LLC, Debtor in Possession, Term Loan A1, 5.0%, 11/18/2013	500,000	503,250
Reynolds Group Holdings, Inc., Term Loan C, 6.5%, 9/20/2018	1,500,000	1,507,762
Roundy's Supermarkets, Inc., Term Loan B, 5.75%, 2/13/2019	497,500	488,704
Sagittarius Restaurants LLC, Term Loan B, 7.5%, 5/18/2015	325,000	325,406
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/13/2018	1,000,000	1,007,710
Sheridan Production Partners I, LLC:
Term Loan, 6.5%, 4/20/2017	3,205,749	3,224,683
Term Loan 1-A, 6.5%, 4/20/2017	424,788	426,383
Term Loan 1-M, 6.5%, 4/20/2017	259,463	260,437
Sorenson Communications, Inc., Term Loan C, 6.0%, 8/16/2013	276,788	275,146
Springleaf Financial Funding Co., Term Loan, 5.5%, 5/10/2017	1,750,000	1,716,750
Springs Windows Fashions LLC, Term Loan B, 6.0%, 5/31/2017	916,073	913,398
Sprouts Farmers Markets Holdings LLC, Term Loan, 6.0%, 4/18/2018	498,750	497,503
Star West Generation LLC, Term Loan B, 6.0%, 5/17/2018	2,115,385	2,120,673
Terra-Gen Power LLC, Term Loan B, 6.5%, 6/22/2017	901,672	902,799
Toys 'R' Us-Delaware, Inc., Term Loan B2, 5.25%, 5/25/2018	997,475	982,263
Travelport LLC:
Term Delay Draw, 4.961%, 8/21/2015	687,244	657,177
Term Loan, 4.961%, 8/21/2015	703,070	672,311
TricorBraun, Inc., Term Loan B, 5.5%, 5/3/2018	1,000,000	1,007,500
Tube City IMS Corp., Term Loan, 5.75%, 3/20/2019	995,000	1,008,681
U.S. Airways Group, Inc., Term Loan, 2.716%, 3/21/2014	972,222	953,993
Vantage Specialty Chemicals, Inc., Term Loan B, 7.0%, 2/10/2018	995,000	1,002,462
Volume Services America, Inc.:
Term Loan A, 10.0%, 9/16/2015	737,500	739,344
Term Loan B, 10.5%, 9/16/2016	982,500	986,184
		79,291,783
Sovereign Loans 2.5%
Bank of Moscow, 144A, 6.699%, 3/11/2015	9,380,000	9,989,240
Gazprom OAO, 144A, 8.125%, 7/31/2014	9,730,000	10,731,827
Novatek OAO, 144A, 5.326%, 2/3/2016 (a)	2,500,000	2,663,125
Russian Agricultural Bank OJSC, Series 1, 144A, 7.175%, 5/16/2013	5,773,000	5,953,695
Russian Railways, 5.739%, 4/3/2017	6,500,000	7,202,520
Sberbank of Russia, 144A, 4.95%, 2/7/2017	5,000,000	5,250,000
VTB Bank OJSC, 144A, 6.0%, 4/12/2017	5,000,000	5,225,000
		47,015,407
Total Loan Participations and Assignments (Cost $125,028,763)		126,307,190

Convertible Bond 0.0%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK) (Cost $63,014)	63,145	61,674

Warrants 0.0%
Materials
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015* (Cost $0)	5,825	2,132

	Shares	Value ($)

Securities Lending Collateral 1.9%
Daily Assets Fund Institutional, 0.23% (e) (f) (Cost $36,031,842)	36,031,842	36,031,842

Cash Equivalents 3.1%
Central Cash Management Fund, 0.15% (e) (Cost $57,907,107)	57,907,107	57,907,107

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,854,793,323)†	100.6	1,894,956,156
Other Assets and Liabilities, Net	(0.6)	(10,990,150)
Net Assets	100.0	1,883,966,006

The following table represents senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Coach America Holdings, Inc.*	LIBOR plus 3.0%	4/18/2014	793,533	753,759	162,674
Coach America Holdings, Inc.*	LIBOR plus 5.75%	4/21/2014	233,493	222,121	47,866
				975,880	210,540

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2012.

*** These securities are shown at their current rate as of September 30, 2012.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,861,414,032. At September 30, 2012, net unrealized appreciation for all securities based on tax cost was $33,542,124. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $43,483,912 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,941,788.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2012 amounted to $35,074,000, which is 1.9% of net assets.

(b) Government-backed debt issued by financial companies or government sponsored enterprises.

(c) At September 30, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At September 30, 2012, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CBO: Collateralized Bond Obligation

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in kind in the form of additional principal.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	12/17/2012	276	36,328,627	643,677
10 Year Canadian Government Bond	CAD	12/18/2012	554	77,360,513	837,301
Federal Republic of Germany Euro-Schatz	EUR	12/6/2012	1,623	230,921,586	64,945
United Kingdom Long Gilt Bond	GBP	12/27/2012	356	69,340,645	350,008
Total unrealized appreciation					1,895,931

At September 30, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Japanese Government Bond	JPY	12/11/2012	44	81,296,258	(141,644)
10 Year U.S. Treasury Note	USD	12/19/2012	463	61,803,266	(355,171)
2 Year U.S. Treasury Note	USD	12/31/2012	1,089	240,158,531	(4,375)
5 Year U.S. Treasury Note	USD	12/31/2012	450	56,084,766	(201,381)
Federal Republic of Germany Euro-Bund	EUR	12/6/2012	215	39,169,023	(613,628)
Total unrealized depreciation					(1,316,199)

At September 30, 2012, open credit default swap contracts purchased were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized (Depreciation) ($)
9/20/2012 12/20/2017	17,800,000	1	1.0%	The Republic of Italy, 6.875%, 9/27/2023, BBB	2,060,594	2,098,465	(37,871)

At September 30, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($) (g)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
12/20/2010 3/20/2016	10,000,000	2	1.0%	Freeport- McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022, BBB-	19,473	(3,219)	22,692
9/20/2012 12/20/2017	17,800,000	1	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB+	(2,277,583)	(2,321,863)	44,280
6/22/2009 9/20/2014	12,000,000	3	5.0%	MetLife, Inc., 5.0%, 6/15/2015, A-	967,423	(191,373)	1,158,796
Total unrealized appreciation							1,225,768

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(h) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At September 30, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
6/29/2009 7/1/2013	20,000,000	4	Floating — LIBOR	Fixed — 2.71%	496,815	—	496,815
5/23/2013 5/23/2015	400,000,000	1	Floating — LIBOR	Fixed — 0.83%	3,159,920	4,402	3,155,518
5/23/2013 5/23/2017	283,200,000	1	Fixed — 1.23%	Floating — LIBOR	(5,289,836)	(114,297)	(5,175,539)
5/23/2013 5/23/2017	217,500,000	3	Fixed — 1.23%	Floating — LIBOR	(4,062,639)	—	(4,062,639)
5/23/2013 5/23/2017	49,300,000	5	Fixed — 1.23%	Floating — LIBOR	(920,865)	(13,729)	(907,136)
Total net unrealized depreciation							(6,492,981)

Counterparties:

1 BNP Paribas

2 Morgan Stanley

3 JPMorgan Chase Securities, Inc.

4 Citigroup, Inc.

5 Bank of America

LIBOR: London Interbank Offered Rate

At September 30, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	13,125,665	NOK	75,610,000	10/24/2012	60,307	UBS AG
USD	7,092,307	NZD	8,630,000	10/24/2012	48,701	UBS AG
USD	6,374,238	SEK	42,130,000	10/24/2012	34,770	UBS AG
AUD	5,120,000	USD	5,334,118	10/24/2012	35,518	UBS AG
CHF	2,030,000	USD	2,160,848	10/24/2012	1,448	UBS AG
EUR	1,620,000	USD	2,090,821	10/24/2012	8,535	UBS AG
JPY	853,680,000	USD	11,017,927	10/24/2012	76,695	UBS AG
Total unrealized appreciation					265,974

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	28,677,850	CAD	28,010,000	10/24/2012	(201,174)	UBS AG
GBP	4,140,000	USD	6,664,663	10/24/2012	(20,109)	UBS AG
Total unrealized depreciation					(221,283)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$648,156,960	$62,080	$648,219,040
Mortgage-Backed Securities Pass-Throughs	—	76,150,291	—	76,150,291
Asset-Backed	—	83,323,240	9,408,177	92,731,417
Commercial Mortgage- Backed Securities	—	205,940,649	—	205,940,649
Collateralized Mortgage Obligations	—	126,611,409	—	126,611,409
Government & Agency Obligations	—	524,993,405	—	524,993,405
Loan Participation and Assignments	—	126,307,190	—	126,307,190
Convertible Bond	—	—	61,674	61,674
Warrants	—	—	2,132	2,132
Short-Term Investments (i)	93,938,949	—	—	93,938,949
Derivatives (j)
Futures Contracts	1,895,931	—	—	1,895,931
Credit Default Swap Contracts	—	1,225,768	—	1,225,768
Interest Rate Swap Contracts	—	3,652,333	—	3,652,333
Forward Foreign Currency Exchange Contracts	—	265,974	—	265,974
Total	$95,834,880	$1,796,627,219	$9,534,063	$1,901,996,162
Liabilities
Derivatives (j)
Futures Contracts	(1,316,199)	—	—	(1,316,199)
Credit Default Swap Contracts	—	(37,871)	—	(37,871)
Interest Rate Swap Contracts	—	(10,145,314)	—	(10,145,314)
Forward Foreign Currency Exchange Contracts	—	(221,283)	—	(221,283)
Total	$(1,316,199)	$(10,404,468)	$—	$(11,720,667)

There have been no transfers between fair value measurement levels during the year ended September 30, 2012.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,760,854,374) — including $35,074,000 of securities loaned	$1,801,017,207
Investment in Daily Assets Fund Institutional (cost $36,031,842)*	36,031,842
Investment in Central Cash Management Fund (cost $57,907,107)	57,907,107
Total investments in securities, at value (cost $1,854,793,323)	1,894,956,156
Cash	1,262,538
Deposit with broker for futures contracts	6,542,970
Deposit from broker on swap contracts	670,000
Cash held as collateral for forward foreign currency exchange contracts	2,260,000
Receivable for investments sold	29,158,392
Receivable for Fund shares sold	2,665,375
Interest receivable	13,943,664
Receivable for variation margin on futures contracts	766,067
Net receivable for open swap contracts	223,398
Unrealized appreciation on swap contracts	4,878,101
Unrealized appreciation on forward foreign currency exchange contracts	265,974
Upfront payments paid on swap contracts	2,102,867
Other assets	34,031
Total assets	1,959,729,533
Liabilities
Payable upon return of securities loaned	36,031,842
Payable for investments purchased	21,017,130
Payable for Fund shares redeemed	2,632,695
Payable upon return of deposit for swap contracts	670,000
Unrealized depreciation on swap contracts	10,183,185
Unrealized depreciation on forward foreign currency exchange contracts	221,283
Upfront payments received on swap contracts	2,644,481
Accrued management fee	559,378
Accrued Trustees' fees	19,585
Other accrued expenses and payables	1,783,948
Total liabilities	75,763,527
Net assets, at value	$1,883,966,006

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2012 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(1,251,833)
Net unrealized appreciation (depreciation) on: Investments	40,162,833
Swap contracts	(5,305,084)
Futures	579,732
Foreign currency	42,048
Accumulated net realized gain (loss)	(147,431,122)
Paid-in capital	1,997,169,432
Net assets, at value	$1,883,966,006
Net Asset Value
Class A Net Asset Value and redemption price per share ($664,221,439 ÷ 71,322,373 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.31
Maximum offering price per share (100 ÷ 97.25 of $9.31)	$9.57
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($576,851 ÷ 61,824 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.33
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($288,349,476 ÷ 30,992,793 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.30
Class S Net Asset Value, offering and redemption price per share ($888,665,404 ÷ 95,179,515 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.34
Institutional Class Net Asset Value, offering and redemption price per share ($42,152,836 ÷ 4,523,043 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.32

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2012
Investment Income
Income: Interest	$71,847,653
Income distributions — Central Cash Management Fund	152,938
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	187,973
Total income	72,188,564
Expenses: Management fee	7,709,752
Administration fee	2,170,964
Services to shareholders	3,498,536
Distribution and service fees	5,108,019
Custodian fee	142,176
Professional fees	135,843
Reports to shareholders	162,380
Registration fees	127,574
Trustees' fees and expenses	91,970
Other	193,429
Total expenses before expense reductions	19,340,643
Expense reductions	(742,199)
Total expenses after expense reductions	18,598,444
Net investment income	53,590,120
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	20,761,476
Swap contracts	(7,969,496)
Futures	1,781,761
Written options	311,750
Foreign currency	(3,982,721)
10,902,770
Change in net unrealized appreciation (depreciation) on: Investments	41,821,843
Swap contracts	(7,561,639)
Futures	650,030
Foreign currency	(318,505)
34,591,729
Net gain (loss)	45,494,499
Net increase (decrease) in net assets resulting from operations	$99,084,619

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$53,590,120	$79,626,679
Net realized gain (loss)	10,902,770	(15,083,812)
Change in net unrealized appreciation (depreciation)	34,591,729	(77,789,916)
Net increase (decrease) in net assets resulting from operations	99,084,619	(13,247,049)
Distributions to shareholders from: Net investment income: Class A	(20,286,340)	(31,148,589)
Class B	(14,479)	(23,181)
Class C	(6,348,279)	(9,193,936)
Class S	(29,294,813)	(37,663,096)
Institutional Class	(1,357,533)	(1,997,399)
Return of capital: Class A	(2,524,869)	(5,187,951)
Class B	(1,802)	(3,861)
Class C	(790,117)	(1,531,295)
Class S	(3,646,079)	(6,272,975)
Institutional Class	(168,961)	(332,677)
Total distributions	(64,433,272)	(93,354,960)
Fund share transactions: Proceeds from shares sold	295,647,134	990,746,439
Reinvestment of distributions	52,692,340	78,972,039
Cost of shares redeemed	(1,042,503,111)	(1,260,828,552)
Net increase (decrease) in net assets from Fund share transactions	(694,163,637)	(191,110,074)
Increase (decrease) in net assets	(659,512,290)	(297,712,083)
Net assets at beginning of period	2,543,478,296	2,841,190,379
Net assets at end of period (including distributions in excess of net investment income of $1,251,833 and $477,744, respectively)	$1,883,966,006	$2,543,478,296

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$9.17	$9.55	$9.40	$9.34		$9.94
Income (loss) from investment operations: Net investment incomea	.23	.29	.30	.35		.38
Net realized and unrealized gain (loss)	.18	(.33)	.19	.13		(.46)
Total from investment operations	.41	(.04)	.49	.48		(.08)
Less distributions from: Net investment income	(.24)	(.29)	(.34)	(.30)		(.47)
Net realized gains	—	—	—	—		(.05)
Return of capital	(.03)	(.05)	—	(.12)		—
Total distributions	(.27)	(.34)	(.34)	(.42)		(.52)
Net asset value, end of period	$9.31	$9.17	$9.55	$9.40		$9.34
Total Return (%)b	4.58	(.51)	5.29	5.50	c	(.88	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	664	882	1,176	988		625
Ratio of expenses before expense reductions	.86	.84	.83	.88		.88
Ratio of expenses after expense reductions	.86	.84	.83	.87		.86
Ratio of net investment income (%)	2.46	3.01	3.15	3.91		3.89
Portfolio turnover rate	68	93	100	112		83
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.18	$9.56	$9.42	$9.35	$9.94
Income (loss) from investment operations: Net investment incomea	.16	.21	.22	.28	.30
Net realized and unrealized gain (loss)	.19	(.33)	.18	.14	(.45)
Total from investment operations	.35	(.12)	.40	.42	(.15)
Less distributions from: Net investment income	(.17)	(.21)	(.26)	(.23)	(.39)
Net realized gains	—	—	—	—	(.05)
Return of capital	(.03)	(.05)	—	(.12)	—
Total distributions	(.20)	(.26)	(.26)	(.35)	(.44)
Net asset value, end of period	$9.33	$9.18	$9.56	$9.42	$9.35
Total Return (%)b,c	3.88	(1.31)	4.46	4.66	(1.61)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	2	4
Ratio of expenses before expense reductions	1.74	1.69	1.78	1.85	1.76
Ratio of expenses after expense reductions	1.63	1.61	1.63	1.65	1.67
Ratio of net investment income (%)	1.68	2.24	2.36	3.12	3.08
Portfolio turnover rate	68	93	100	112	83
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class C	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$9.16	$9.54	$9.39	$9.33		$9.92
Income (loss) from investment operations: Net investment incomea	.16	.21	.23	.29		.31
Net realized and unrealized gain (loss)	.19	(.33)	.19	.13		(.45)
Total from investment operations	.35	(.12)	.42	.42		(.14)
Less distributions from: Net investment income	(.18)	(.21)	(.27)	(.24)		(.40)
Net realized gains	—	—	—	—		(.05)
Return of capital	(.03)	(.05)	—	(.12)		—
Total distributions	(.21)	(.26)	(.27)	(.36)		(.45)
Net asset value, end of period	$9.30	$9.16	$9.54	$9.39		$9.33
Total Return (%)b	3.81	(1.26)	4.50	4.72	c	(1.53)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	288	355	422	329		176
Ratio of expenses before expense reductions	1.60	1.58	1.58	1.62		1.59
Ratio of expenses after expense reductions	1.60	1.58	1.58	1.62		1.59
Ratio of net investment income (%)	1.72	2.27	2.40	3.16		3.16
Portfolio turnover rate	68	93	100	112		83
a Based on average shares outstanding during the period. b Total return does not reflect the effect of sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.19	$9.57	$9.43	$9.36	$9.95
Income (loss) from investment operations: Net investment incomea	.25	.31	.32	.37	.40
Net realized and unrealized gain (loss)	.19	(.33)	.18	.14	(.45)
Total from investment operations	.44	(.02)	.50	.51	(.05)
Less distributions from: Net investment income	(.26)	(.31)	(.36)	(.32)	(.49)
Net realized gains	—	—	—	—	(.05)
Return of capital	(.03)	(.05)	—	(.12)	—
Total distributions	(.29)	(.36)	(.36)	(.44)	(.54)
Net asset value, end of period	$9.34	$9.19	$9.57	$9.43	$9.36
Total Return (%)b	4.92	(.31)	5.51	5.71	(.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	889	1,241	1,203	1,019	869
Ratio of expenses before expense reductions	.70	.68	.71	.70	.71
Ratio of expenses after expense reductions	.63	.63	.63	.65	.67
Ratio of net investment income (%)	2.70	3.22	3.36	4.12	4.08
Portfolio turnover rate	68	93	100	112	83
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Institutional Class	2012	2011	2010	2009	Period Ended 9/30/08a
Selected Per Share Data
Net asset value, beginning of period	$9.18	$9.56	$9.42	$9.36	$9.56
Income (loss) from investment operations: Net investment incomeb	.25	.32	.33	.38	.04
Net realized and unrealized gain (loss)	.19	(.33)	.18	.13	(.21)
Total from investment operations	.44	(.01)	.51	.51	(.17)
Less distributions from: Net investment income	(.27)	(.32)	(.37)	(.33)	(.03)
Return of capital	(.03)	(.05)	—	(.12)	—
Total distributions	(.30)	(.37)	(.37)	(.45)	(.03)
Net asset value, end of period	$9.32	$9.18	$9.56	$9.42	$9.36
Total Return (%)	4.91	(.18)	5.65	5.74	(1.76)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	64	40	13	50
Ratio of expenses	.59	.52	.50	.52	.54 *
Ratio of net investment income (%)	2.74	3.33	3.48	4.25	4.20 *
Portfolio turnover rate	68	93	100	112	83 **
a For the period from August 27, 2008 (commencement of operations of Institutional Class shares) to September 30, 2008.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short Duration Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participants. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2012, the Fund had a net tax basis capital loss carryforward of approximately $140,058,000, including $128,768,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2013 ($18,693,000), September 30,2014 ($3,620,000), September 30, 2015 ($15,741,000), September 30, 2016 ($2,969,000), September 30, 2017 ($17,011,000), September 30, 2018 ($63,372,000) and September 30, 2019 ($7,362,000), the respective expiration dates, whichever occurs first; and approximately $11,290,000 of post-enactment short-term losses which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Capital loss carryforwards	$(140,058,000)
Net unrealized appreciation (depreciation) on investments	$33,542,124

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2012	2011
Distributions from ordinary income*	$57,301,444	$80,026,201
Return of capital distributions	$7,131,828	$13,328,759

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended September 30, 2012, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of September 30, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $632,630,000 to $970,000,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended September 30, 2012, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of September 30, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2012, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $17,800,000 and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $22,000,000 to $39,800,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended September 30, 2012, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

There were no open total return swap contracts as of September 30, 2012. For the year ended September 30, 2012, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $141,900,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2012, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices. For the year ended September 30, 2012, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $199,856,000 to $594,637,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $107,591,000 to $478,512,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended September 30, 2012, as part of this strategy, the Fund entered forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are value at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $27,268,000 to $179,354,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $27,041,000 to $180,999,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended September 30, 2012, the Fund entered into options on interest rate futures in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There are no open written option or purchased option contracts as of September 30, 2012. For the year ended September 30, 2012, the Fund invested in written option contracts with total values ranging from $0 to approximately $312,000, and purchased option contracts with total values ranging from $0 to approximately $563,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Swap Contracts	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$3,652,333	$—	$1,895,931	$5,548,264
Credit Contracts (a)	1,225,768	—	—	1,225,768
Foreign Exchange Contracts (c)	—	265,974	—	265,974
	$4,878,101	$265,974	$1,895,931	$7,040,006

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Swap Contracts	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(10,145,314)	$—	$(1,316,199)	$(11,461,513)
Credit Contracts (a)	(37,871)	—	—	(37,871)
Foreign Exchange Contracts (c)	—	(221,283)	—	(221,283)
	$(10,183,185)	$(221,283)	$(1,316,199)	$(11,720,667)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(563,250)	$311,750	$—	$(8,659,774)	$1,781,761	$(7,129,513)
Credit Contracts (a)	—	—	—	690,278	—	690,278
Foreign Exchange Contracts (b)	—	—	(4,068,955)	—	—	(4,068,955)
	$(563,250)	$311,750	$(4,068,955)	$(7,969,496)	$1,781,761	$(10,508,190)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(8,351,422)	$650,030	$(7,701,392)
Credit Contracts (a)	—	789,783	—	789,783
Foreign Exchange Contracts (b)	(296,583)	—	—	(296,583)
	$(296,583)	$(7,561,639)	$650,030	$(7,208,192)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2012, purchases and sales of investment securities (excluding short-term instruments and U.S. Treasury obligations) aggregated $914,268,147 and $1,577,586,078, respectively. Purchases and sales of U.S. Treasury obligations aggregated $517,818,049 and $538,370,965, respectively.

For the year ended September 30, 2012, transactions for written options on futures contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	$—	$—
Options written	2,500	311,750
Options closed	(2,500)	(311,750)
Outstanding, end of period	$—	$—

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor to the Fund and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended September 30, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.36% of the Fund's average daily net assets.

For the period from October 1, 2011 through January 31, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class B	1.63%
Class S	.63%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2012, the Administration Fee was $2,170,964, of which $155,482 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2012
Class A	$150,627	$—	$35,768
Class B	1,375	790	160
Class C	60,341	—	14,338
Class S	595,743	595,743	—
Institutional Class	2,051	—	581
	$810,137	$596,533	$50,847

For the year ended September 30, 2012, the Advisor reimbursed $145,666 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2012
Class B	$5,594	$374
Class C	2,398,582	179,187
	$2,404,176	$179,561

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2012	Annual Effective Rate
Class A	$1,903,980	$399,043	.25%
Class B	1,745	157	.23%
Class C	798,118	185,009	.25%
	$2,703,843	$584,209

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2012 aggregated $21,778.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2012, the CDSC for Class B and C shares aggregated $737 and $39,446, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2012, DIDI received $50,804 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,417, of which $10,717 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Effective October 5, 2011, Deutsche Bank AG serves as securities lending agent for the Fund. For the period from October 5, 2011 through September 30, 2012, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $20,108.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	12,268,615	$113,288,934	31,105,362	$295,427,611
Class B	15,158	140,273	36,546	347,901
Class C	2,888,421	26,641,704	7,679,318	72,644,786
Class S	14,639,321	135,548,172	58,942,523	559,763,525
Institutional Class	2,164,432	20,028,051	6,557,048	62,562,616
		$295,647,134		$990,746,439
Shares issued to shareholders in reinvestment of distributions
Class A	2,284,123	$21,061,719	3,541,971	$33,520,314
Class B	1,535	14,183	2,403	22,779
Class C	649,062	5,980,848	922,404	8,718,242
Class S	2,609,027	24,114,333	3,627,736	34,386,805
Institutional Class	164,825	1,521,257	245,682	2,323,899
		$52,692,340		$78,972,039
Shares redeemed
Class A	(39,457,236)	$(364,465,566)	(61,566,492)	$(584,204,553)
Class B	(47,057)	(435,764)	(62,030)	(590,035)
Class C	(11,343,254)	(104,660,904)	(14,028,728)	(133,022,218)
Class S	(57,061,434)	(528,541,883)	(53,288,620)	(505,447,707)
Institutional Class	(4,808,781)	(44,398,994)	(3,974,319)	(37,564,039)
		$(1,042,503,111)		$(1,260,828,552)
Net increase (decrease)
Class A	(24,904,498)	$(230,114,913)	(26,919,159)	$(255,256,628)
Class B	(30,364)	(281,308)	(23,081)	(219,355)
Class C	(7,805,771)	(72,038,352)	(5,427,006)	(51,659,190)
Class S	(39,813,086)	(368,879,378)	9,281,639	88,702,623
Institutional Class	(2,479,524)	(22,849,686)	2,828,411	27,322,476
		$(694,163,637)		$(191,110,074)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Income Trust and the Shareholders of DWS Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short Duration Fund (the "Fund") at September 30, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 28, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B and Class S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2012 to September 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/12	$1,021.00	$1,017.00	$1,017.20	$1,023.20	$1,022.50
Expenses Paid per $1,000*	$4.40	$8.22	$8.17	$3.19	$3.13
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/12	$1,020.65	$1,016.85	$1,016.90	$1,021.85	$1,021.90
Expenses Paid per $1,000*	$4.39	$8.22	$8.17	$3.18	$3.13

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Fund	.87%	1.63%	1.62%	.63%	.62%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

A total of 4% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Short Duration Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile, 1st quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and QS Invetors the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and TheirAffiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements are in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	InstitutionalClass
Nasdaq Symbol	PPIAX	PPLBX	PPLCX	DBPIX	PPILX
CUSIP Number	23336Y 748	23336Y 623	23336Y 730	23336Y 755	23336Y 565
Fund Number	418	618	718	822	1422

DWS INVESTMENTS

Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DSDF-2
(R-024423-2 11/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT DURATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$66,704	$0	$0	$0
2011	$63,596	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2012